                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1995-A
                                SEPTEMBER, 1995
                            PAYMENT OCTOBER 16, 1995
               7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                        CUSIP#                393534AC6
                                        Trust Account #       33-34309-0
                                        Distribution Date:    October 16, 1995

SECURITIZED NET INTEREST MARGIN                                     PER $1,000
CERTIFICATES                                                         ORIGINAL
-------------------------------                                     ----------
1.   Amount Available                          8,348,624.99

Interest

2.   Aggregate Interest                        1,764,850.34          5.73003357

3.   Amount Applied to:
     (a)   accrued but unpaid Interest

4.   Remaining:
     (a)   accrued but unpaid Interest

5.   Monthly Interest                          1,764,850.34

Principal

6.   Current month's principal
     distribution                              6,583,774.65         21.37589172

7.   Remaining outstanding principal
     balance                                 285,529,384.54         927.0434563
     Pool Factor                                  .92704346

8.   Present value of the projected
     remaining aggregate cashflows of
     the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date             387,998,835.49

9.   Aggregate amount on deposit
     in reserve fund                           7,500,000.00

10.  Subordinated Certificateholder payment
     (interest earnings on Reserve Fund,
     pursuant to Section 5.8)                     84,907.54

11.  Aggregate principal balance of
     loans refinanced by Green Tree
     Financial                                   200,815.27

12.  Weighted average CPR                             6.52%

13.   Weighted average CDR                            0.71%

14.   Annualized net loss percentage                  0.21%

15.   Delinquency          30-59 day                  1.09%
                           60-89 day                  0.36%
                           90+ day                    0.36%
                           Total 30+                  1.81%

                          GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                SEPTEMBER 1995
                           PAYMENT OCTOBER 16, 1995

                                       Fee Assets
                        ----------------------------------------

                         Guarantee      Inside        Fee Asset
                            Fees         Refi           Total
                        ------------  ----------      ----------

GTFC 1994-5               648,498.53    3,229.16      651,727.69
GTFC 1994-6               800,395.17   12,914.33      813,309.50
GTFC 1994-7               555,760.67         .00      555,760.67
GTFC 1994-8               768,241.76         .00      768,241.76
GTFC 1995-1               733,736.05         .00      733,736.05
GTFC 1995-2                      .00         .00             .00
GTFC 1995-3             1,229,966.34         .00    1,229,966.34
GTFC 1995-4               785,976.00         .00      785,976.00
GTFC 1995-5                      .00         .00             .00
                        ------------  ----------    ------------
                        5,522,574.52   16,143.49    5,538,718.01


Total amount of Guarantee Fees and Inside
  Refinance Payments                                5,538,718.01

Payment on Finance 1 Note                           5,538,718.01

Allocable to Interest (current)                     1,295,267.00

Allocable to accrued but unpaid Interest                     .00

Accrued and unpaid Trustee Fees                              .00

Allocable to Principal                              4,243,451.01

Finance 1 Note Principal Balance                  210,145,569.70

                           GREEN TREE FINANCIAL CORP.
                           NET INTEREST MARGIN TRUST
                                 SEPTEMBER 1995
                            PAYMENT OCTOBER 16, 1995

                                    Inside
                   Residual          Refi           Total
                 ------------      --------      ------------

GTFC 1994-5               .00           .00               .00
GTFC 1994-6               .00           .00               .00
GTFC 1994-7               .00           .00               .00
GTFC 1994-8               .00           .00               .00
GTFC 1995-1               .00           .00               .00
GTFC 1995-2        830,008.85      1,295.54        831,304.39
GTFC 1995-3        695,622.40           .00        695,622.40
GTFC 1995-4        166,512.35           .00        166,512.35
GTFC 1995-5      1,116,467.84           .00      1,116,467.84
                 ------------      --------      ------------

                 2,808,611.44      1,295.54      2,809,906.98

Total Residual and Inside Refinance Payments     2,809,906.98
